Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., July 24, 2018 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2018.
For the quarter ended June 30, 2018, net income was $109 million, or $.89 per share, on revenues of $1.46 billion. Net income for the prior year’s second quarter was $80 million, or $.64 per share, on revenues of $1.31 billion.
For the six months ended June 30, 2018, net income was $205 million, or $1.68 per share, on revenues of $2.85 billion. For the six months ended June 30, 2017, net income was $159 million, or $1.26 per share, on revenues of $2.60 billion.

“We saw across-the-board strength in our U.S. and international staffing and Protiviti operations during the second quarter, as year-over-year growth rates accelerated versus the first quarter,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “Favorable global economic trends, a robust job market, and positive business sentiment among our small and midsize client base contributed to the strong quarter.”
Messmer added: “During the second quarter, Robert Half’s return on invested capital was 39 percent.”
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EDT on August 24. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 4992517. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.

Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)

Net service revenues	$1,457,054	$1,308,428	$2,852,387	$2,595,798
Direct costs of services	849,936	769,990	1,672,903	1,531,532

Gross margin	607,118	538,438	1,179,484	1,064,266

Selling, general and administrative expenses	457,607	407,721	895,606	807,970
Amortization of intangible assets	442	365	905	666
Interest income, net	(1,006)	(355)	(1,741)	(578)

Income before income taxes	150,075	130,707	284,714	256,208
Provision for income taxes	40,760	50,391	79,232	97,371

Net income	$109,315	$80,316	$205,482	$158,837

Diluted net income per share	$.89	$.64	$1.68	$1.26

Shares:
Basic	121,307	124,617	121,619	125,074
Diluted	122,268	125,104	122,576	125,758

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended June 30,				Six Months Ended June 30,
	2018		2017		2018		2017
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$480,563	33.0%	$439,734	33.5%	$952,152	33.3%	$876,273	33.8%
OfficeTeam	268,362	18.4%	244,369	18.7%	529,514	18.6%	480,548	18.5%
Robert Half Technology	171,446	11.8%	157,832	12.1%	331,508	11.6%	315,271	12.1%
Robert Half Management Resources	167,603	11.5%	156,361	12.0%	341,088	12.0%	313,810	12.1%
Robert Half Finance & Accounting	135,038	9.2%	112,653	8.6%	256,438	9.0%	216,286	8.3%
Protiviti	234,042	16.1%	197,479	15.1%	441,687	15.5%	393,610	15.2%
Total	$1,457,054	100.0%	$1,308,428	100.0%	$2,852,387	100.0%	$2,595,798	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$408,353	37.5%	$373,333	37.4%	$804,674	37.4%	$742,697	37.4%
Permanent placement staffing	134,862	99.9%	112,440	99.8%	256,031	99.8%	215,871	99.8%
Risk consulting and internal audit services	63,903	27.3%	52,665	26.7%	118,779	26.9%	105,698	26.9%
Total	$607,118	41.7%	$538,438	41.2%	$1,179,484	41.4%	$1,064,266	41.0%

OPERATING INCOME:
Temporary and consultant staffing	$103,570	9.5%	$93,088	9.3%	$200,293	9.3%	$183,459	9.2%
Permanent placement staffing	27,436	20.3%	21,046	18.7%	49,815	19.4%	39,348	18.2%
Risk consulting and internal audit services	18,505	7.9%	16,583	8.4%	33,770	7.6%	33,489	8.5%
Total	$149,511	10.3%	$130,717	10.0%	$283,878	10.0%	$256,296	9.9%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$442		$365		$905		$666
Depreciation expense	$16,150		$15,946		$32,403		$31,845
Capital expenditures	$9,296		$10,851		$17,261		$21,186
Open market repurchases of common stock (shares)	1,129		1,017		2,194		2,137

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	June 30,
	2018	2017
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$308,656	$297,798
Accounts receivable, less allowances	$801,875	$708,493
Total assets	$1,933,583	$1,836,138
Current liabilities	$808,876	$719,443
Notes payable and other indebtedness, less current portion	$559	$750
Total stockholders’ equity	$1,109,498	$1,104,384

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates, billing days, and certain intercompany adjustments. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as adjusted basis for global, U.S., and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days, constant currency exchange rates, and certain intercompany adjustments.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2017				2018		2017				2018
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Accountemps	-2.7	-4.5	-2.0	4.9	8.0	9.3	-3.3	-2.8	-1.1	3.6	6.6	7.8
OfficeTeam	-1.9	-0.8	0.3	7.6	10.6	9.8	-2.6	0.8	0.9	5.9	8.2	7.7
RH Technology	-4.2	-6.4	-6.3	-1.5	1.7	8.6	-5.2	-5.1	-5.2	-2.2	1.2	7.5
RH Management Resources	1.2	-0.3	4.8	9.9	10.2	7.2	0.8	1.9	5.2	7.5	7.0	7.9
Temporary and consultant staffing	-2.1	-3.3	-1.1	5.3	8.0	9.0	-2.8	-1.6	-0.4	3.8	6.2	7.7
Permanent placement staffing	-2.5	-0.7	5.9	18.1	17.1	19.9	-3.1	1.4	6.7	16.1	15.0	18.0
Total staffing	-2.2	-3.0	-0.5	6.4	8.8	10.1	-2.8	-1.3	0.3	4.9	7.0	8.8
Protiviti	4.8	-0.6	-4.0	6.5	5.9	18.5	4.2	1.1	-2.7	5.5	4.7	14.2
Total	-1.2	-2.7	-1.0	6.4	8.4	11.4	-1.8	-0.9	-0.2	5.0	6.7	9.6

United States
Temporary and consultant staffing	-4.4	-4.5	-4.5	1.2	3.4	5.6	-5.6	-3.5	-3.0	1.3	3.9	5.3
Permanent placement staffing	-6.4	-2.6	1.5	13.1	14.2	17.6	-7.6	-1.6	3.2	13.2	14.8	17.3
Total staffing	-4.6	-4.3	-4.0	2.1	4.3	6.7	-5.8	-3.4	-2.5	2.2	4.8	6.4
Protiviti	4.8	0.6	-6.9	2.2	1.0	11.8	3.6	1.6	-5.4	2.3	1.5	11.5
Total	-3.2	-3.6	-4.5	2.1	3.7	7.5	-4.4	-2.6	-3.0	2.2	4.2	7.2

International
Temporary and consultant staffing	8.1	1.7	12.6	22.0	26.0	22.0	9.4	6.4	10.2	14.0	15.5	16.7
Permanent placement staffing	7.6	4.0	16.5	29.5	23.6	25.0	8.4	8.7	15.1	22.8	16.0	18.8
Total staffing	8.0	2.1	13.2	23.0	25.7	22.4	9.3	6.7	10.9	15.2	15.5	17.0
Protiviti	4.5	-6.0	11.5	29.3	32.2	51.9	7.2	-1.1	11.6	22.7	22.0	25.5
Total	7.6	1.0	12.9	23.8	26.5	26.0	9.0	5.7	11.0	16.1	16.3	18.1
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
Intercompany Adjustments. The “As Reported” revenue growth rates are based upon reported revenues. In order to remove the fluctuations caused by the impact of certain intercompany adjustments, applicable comparative period revenues are reclassified to conform with the current period presentation.
The term “As Adjusted” means that the impact of different billing days, constant currency fluctuations, and certain intercompany adjustments are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Accountemps
As Reported	-2.7	-4.5	-2.0	4.9	8.0	9.3
Billing Days Impact	-1.1	1.0	1.6	0.1	0.9	-0.3
Currency Impact	0.5	0.7	-0.7	-1.4	-2.3	-1.2
As Adjusted	-3.3	-2.8	-1.1	3.6	6.6	7.8
OfficeTeam
As Reported	-1.9	-0.8	0.3	7.6	10.6	9.8
Billing Days Impact	-1.2	1.0	1.6	0.1	0.8	-0.3
Currency Impact	0.5	0.6	-1.0	-1.8	-3.2	-1.8
As Adjusted	-2.6	0.8	0.9	5.9	8.2	7.7
Robert Half Technology
As Reported	-4.2	-6.4	-6.3	-1.5	1.7	8.6
Billing Days Impact	-1.1	0.9	1.5	0.0	0.8	-0.3
Currency Impact	0.1	0.4	-0.4	-0.7	-1.3	-0.8
As Adjusted	-5.2	-5.1	-5.2	-2.2	1.2	7.5
Robert Half Management Resources
As Reported	1.2	-0.3	4.8	9.9	10.2	7.2
Billing Days Impact	-1.2	1.0	1.6	0.1	0.8	-0.4
Currency Impact	0.8	1.2	-1.2	-2.5	-4.0	-2.2
Intercompany Adjustments	—	—	—	—	—	3.3
As Adjusted	0.8	1.9	5.2	7.5	7.0	7.9
Temporary and consultant staffing
As Reported	-2.1	-3.3	-1.1	5.3	8.0	9.0
Billing Days Impact	-1.2	1.0	1.5	0.1	0.8	-0.4
Currency Impact	0.5	0.7	-0.8	-1.6	-2.6	-1.4
Intercompany Adjustments	—	—	—	—	—	0.5
As Adjusted	-2.8	-1.6	-0.4	3.8	6.2	7.7
Permanent placement staffing
As Reported	-2.5	-0.7	5.9	18.1	17.1	19.9
Billing Days Impact	-1.2	1.1	1.7	0.1	0.9	-0.4
Currency Impact	0.6	1.0	-0.9	-2.1	-3.0	-1.5
As Adjusted	-3.1	1.4	6.7	16.1	15.0	18.0
Total staffing
As Reported	-2.2	-3.0	-0.5	6.4	8.8	10.1
Billing Days Impact	-1.1	1.0	1.6	0.1	0.8	-0.4
Currency Impact	0.5	0.7	-0.8	-1.6	-2.6	-1.4
Intercompany Adjustments	—	—	—	—	—	0.5
As Adjusted	-2.8	-1.3	0.3	4.9	7.0	8.8
Protiviti
As Reported	4.8	-0.6	-4.0	6.5	5.9	18.5
Billing Days Impact	-1.2	1.0	1.6	0.0	0.7	-0.4
Currency Impact	0.6	0.7	-0.3	-1.0	-1.9	-1.2
Intercompany Adjustments	—	—	—	—	—	-2.7
As Adjusted	4.2	1.1	-2.7	5.5	4.7	14.2
Total
As Reported	-1.2	-2.7	-1.0	6.4	8.4	11.4
Billing Days Impact	-1.1	1.1	1.5	0.1	0.8	-0.4
Currency Impact	0.5	0.7	-0.7	-1.5	-2.5	-1.4
As Adjusted	-1.8	-0.9	-0.2	5.0	6.7	9.6

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Temporary and consultant staffing
As Reported	-4.4	-4.5	-4.5	1.2	3.4	5.6
Billing Days Impact	-1.2	1.0	1.5	0.1	0.5	-0.3
Currency Impact	—	—	—	—	—	—
As Adjusted	-5.6	-3.5	-3.0	1.3	3.9	5.3

Permanent placement staffing
As Reported	-6.4	-2.6	1.5	13.1	14.2	17.6
Billing Days Impact	-1.2	1.0	1.7	0.1	0.6	-0.3
Currency Impact	—	—	—	—	—	—
As Adjusted	-7.6	-1.6	3.2	13.2	14.8	17.3

Total staffing
As Reported	-4.6	-4.3	-4.0	2.1	4.3	6.7
Billing Days Impact	-1.2	0.9	1.5	0.1	0.5	-0.3
Currency Impact	—	—	—	—	—	—
As Adjusted	-5.8	-3.4	-2.5	2.2	4.8	6.4

Protiviti
As Reported	4.8	0.6	-6.9	2.2	1.0	11.8
Billing Days Impact	-1.2	1.0	1.5	0.1	0.5	-0.3
Currency Impact	—	—	—	—	—	—
As Adjusted	3.6	1.6	-5.4	2.3	1.5	11.5

Total
As Reported	-3.2	-3.6	-4.5	2.1	3.7	7.5
Billing Days Impact	-1.2	1.0	1.5	0.1	0.5	-0.3
Currency Impact	—	—	—	—	—	—
As Adjusted	-4.4	-2.6	-3.0	2.2	4.2	7.2

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Temporary and consultant staffing
As Reported	8.1	1.7	12.6	22.0	26.0	22.0
Billing Days Impact	-1.4	1.1	1.7	0.1	2.3	-1.2
Currency Impact	2.7	3.6	-4.1	-8.1	-12.8	-6.9
Intercompany Adjustments	—	—	—	—	—	2.8
As Adjusted	9.4	6.4	10.2	14.0	15.5	16.7

Permanent placement staffing
As Reported	7.6	4.0	16.5	29.5	23.6	25.0
Billing Days Impact	-1.3	1.1	1.8	0.1	2.2	-1.2
Currency Impact	2.1	3.6	-3.2	-6.8	-9.8	-5.0
As Adjusted	8.4	8.7	15.1	22.8	16.0	18.8

Total staffing
As Reported	8.0	2.1	13.2	23.0	25.7	22.4
Billing Days Impact	-1.3	1.0	1.7	0.1	2.2	-1.1
Currency Impact	2.6	3.6	-4.0	-7.9	-12.4	-6.7
Intercompany Adjustments	—	—	—	—	—	2.4
As Adjusted	9.3	6.7	10.9	15.2	15.5	17.0

Protiviti
As Reported	4.5	-6.0	11.5	29.3	32.2	51.9
Billing Days Impact	-1.3	1.0	1.7	0.0	2.3	-1.3
Currency Impact	4.0	3.9	-1.6	-6.6	-12.5	-6.4
Intercompany Adjustments	—	—	—	—	—	-18.7
As Adjusted	7.2	-1.1	11.6	22.7	22.0	25.5

Total
As Reported	7.6	1.0	12.9	23.8	26.5	26.0
Billing Days Impact	-1.4	1.1	1.8	0.0	2.2	-1.3
Currency Impact	2.8	3.6	-3.7	-7.7	-12.4	-6.6
As Adjusted	9.0	5.7	11.0	16.1	16.3	18.1